                                   PROMISSORY NOTE



$6,800,000.00                               Place of Delivery: Tampa, Florida
                                             Effective Date: December 21, 1995


    FOR VALUE RECEIVED, the undersigned, MIAMI GARDENS ASSOCIATES, a New Jersey general partnership (hereinafter called the "Maker"), promises to pay to the order of LIFE INVESTORS INSURANCE COMPANY OF AMERICA, an Iowa corporation (hereinafter referred to as "Payee"), the principal sum of SIX MILLION EIGHT HUNDRED THOUSAND AND NO/100 DOLLARS ($6,800,000.00), together with interest on the principal balance of this obligation from time to time remaining unpaid at the rate of Seven and Ninety-Four One-Hundredths Percent (7.94%) per annum.

    The principal and interest of this Note shall be paid in regular amortized (based on a twenty-five (25) year amortization schedule with interest paid in arrears) monthly installments of principal and interest in the amount of FIFTY-TWO THOUSAND TWO HUNDRED THIRTEEN AND 51/100 DOLLARS ($52,213.51) each.

    The monthly installments in the amount aforesaid shall commence on the first day of February, 1996, and shall continue to be made on the first day of each successive calendar month thereafter until the Maturity Date (as hereinafter defined) of this Note. In addition, a single payment of interest accruing on the principal amount hereof from the date of delivery hereof through and including December 31, 1995, shall be due on the date of delivery hereof. All payments shall be made until the principal and interest are fully paid, except that the entire remaining unpaid principal balance and any accrued interest, if not sooner paid, shall be due and payable in full on December 21, 2002 (the "Maturity Date"). All payments shall be applied first to interest accruing at the rate then in effect under this Note, and then to principal. All payments are to be paid at the office of Payee at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499, or at such other place as the holder of this Note shall from time to time designate in writing to Maker. All interest will be calculated based upon a 360 day year.

    In the event that any monthly installment of principal and interest, or any part thereof, is not actually received by the holder of this Note on or before the tenth (10th) day of the month when due, such failure shall constitute an Event of Default hereunder, and in addition, Maker agrees to pay a "late charge" in an amount equal to five percent (5%) of the portion of such unpaid installment that remains unpaid.

    Maker shall have the right to prepay the indebtedness evidenced by this Note, in whole or in part, at any time or times upon not less than thirty (30) days' prior written notice to the holder of this Note; provided, however, an amount equal to the Prepayment Charge (as hereinafter defined) shall be due together with such prepayment to compensate the holder of this Note for its reinvestment costs and, if the prepayment is made at a time when reinvestment rates are lower than the yield on this Note, for its loss in yield. The Prepayment Charge will be due and payable together with, and as consideration to the holder of this Note for, the prepayment. The "Prepayment Charge" shall be equal to the greater of (a) one percent (1%) of the amount of principal prepaid or (b) an amount calculated at the time of prepayment using a formula designed to compensate the holder of this Note for the loss of its performing loan (the "Yield Protection Payment"). The Yield Protection Payment shall be calculated as follows:

         (i) It shall be assumed that the principal amount prepaid is reinvested in a hypothetical, interest-only note having the same maturity as this Note and which requires the monthly payment of all accrued interest and bears interest at a rate equal to the yield on an assumed reinvestment of the principal amount prepaid in U.S. Treasury securities with maturities as close as practicable to the Maturity Date of this Note.

         (ii) The income stream lost through the prepayment shall be modeled by projecting monthly payments on the principal amount prepaid, at the interest rate and amortization schedule of this Note, through the Maturity Date of this Note.

         (iii) If the monthly payment amount calculated under clause (ii) exceeds the amount calculated under clause (i), the present value of the difference between the two assumed payment streams shall be determined, using the yield of the assumed reinvestment as the discount rate.

The Prepayment Charge, as so calculated, shall be paid together with the entire outstanding principal balance (or such portion thereof being prepaid) and all accrued and unpaid interest, advances, and charges on or under this Note or any of the Security Instruments (as hereinafter defined) through the date of the prepayment. Notwithstanding anything to the contrary contained herein, Maker shall have the right to prepay the indebtedness evidenced by this Note in full without payment of the Prepayment Charge upon not less than thirty (30) days' prior written notice to the holder of this Note at any time on or after September 21, 2002 (the "Unrestricted Prepayment Date").

    If at any time during the term of this Note and prior to the Unrestricted Prepayment Date, the unpaid principal balance of this Note is accelerated because of the occurrence of an Event of Default under this Note or under any of the Security Instruments (as hereinafter defined), or if any other involuntary prepayment of all or any portion of the principal indebtedness hereunder occurs (including, without limitation, any prepayment due to the order of any court) then, notwithstanding any provision of this Note to the contrary, there shall be due and payable from Maker to the holder of this Note in such event, in addition to all accrued and unpaid interest, advances, and other charges due hereunder or under the Security Instruments (as hereinafter defined), a sum equal to the Prepayment Charge. The foregoing sum shall constitute agreed liquidated damages to compensate the holder of this Note for such holder's reinvestment costs, and failure to receive the stated interest rate for the full term of this Note. Notwithstanding the foregoing provisions with respect to prepayment, there shall be no Prepayment Charge payable by Maker in the event of a prepayment at any time resulting from the application by the holder of this Note of the proceeds of any insurance or condemnation to the payment of this Note, as provided in the Security Instruments (as hereinafter defined).

    Time is of the essence of this Note. It shall be an "Event of Default" under this Note if the holder of this Note does not actually receive any installment of principal and interest or other sum or charge due hereunder for a period of ten (10) days after the same becomes due or if any Event of Default occurs under any of the Security Instruments (as hereinafter defined), and thereafter the holder of this Note may, at its option, declare the entire unpaid principal balance of this Note, together with all accrued and unpaid interest and other sums and charges under this Note, immediately due and payable.
Failure to exercise this option shall not constitute a waiver of the right to exercise it at any other time when an Event of Default shall exist or continue.

    Maker and all sureties and guarantors severally waive notice of default, demand for payment, diligence in filing suit, protest, presentment, and notice of dishonor and agree that time for payment of any installment may be extended from time to time without notice at the option of the holder of this Note.

    This Note is secured by a "Mortgage" of even effective date herewith on real property situate in Dade County, Florida (the "Mortgage"), by a "Security Agreement" of even effective date herewith covering certain personal property (the "Security Agreement"), and by an "Assignment of Leases, Rents and Contracts" of even effective date herewith (the "Assignment"). The Mortgage, the Security Agreement and the Assignment hereinafter are collectively referred to as the "Security Instruments" and all property now or hereafter encumbered by any one or more of the Security Instruments (including, without limitation, all additions, accessions, and replacements thereof hereinafter is collectively referred to as the "Security." Any Event of Default (as defined in the respective Security Instruments) under any of the Security Instruments shall constitute an immediate Event of Default under this Note.

    From and after the occurrence of an Event of Default or the Maturity Date, whichever first occurs, the entire unpaid principal balance of this obligation will bear interest (the "Default Rate") at the lesser of eighteen percent (18.00%) per annum or the maximum rate of interest permitted by applicable law.

    If, following the occurrence of any Event of Default under this Note or any of the Security Instruments, the holder of this Note employs one or more attorneys and/or legal assistants to enforce collection of this obligation, in whole or in part, or to pursue its remedies under any of the Security Instruments or otherwise available at law or in equity, then Maker will pay a reasonable fee for all such attorneys' and legal assistants' services and costs, regardless of whether suit is instituted and, if suit or other action or proceeding is instituted to enforce payment of all or any portion of this obligation, for all administrative, trial, and appellate proceedings, if any. Maker also agrees to pay (i) all other costs of collection incurred, and (ii) all costs and reasonable attorneys' and legal assistants' fees and costs otherwise incurred by the holder of this Note for all administrative, trial, bankruptcy, insolvency, and appellate proceedings in connection with the enforcement or protection of this obligation, and in connection with the enforcement or collection of any judgment.

    Notwithstanding any provision of this Note, or any of the Security Instruments, or any combination, to the contrary, the parties intend that no provision of this Note or the Security Instruments be interpreted, construed, applied, or enforced so as to permit or require the payment or collection of interest in excess of the highest rate of interest (the "Maximum Permitted Rate") permitted to be paid or collected by applicable law with respect to this transaction. If, however, any such provision is so interpreted, construed, applied, or enforced, then the parties intend: (i) that such provision automatically shall be deemed reformed NUNC PRO TUNC so as to require payment only of interest at the Maximum Permitted Rate; and (ii) if interest payments in excess of such Maximum Permitted Rate have been received, then the amount of such excess shall be deemed credited NUNC PRO TUNC in reduction of the then outstanding principal amount of this obligation, together with interest at such Maximum Permitted Rate. In connection with all calculations to determine the Maximum Permitted Rate, the parties intend: first, that all charges be excluded to the extent they are properly excludable under applicable usury laws, as they from time to time are determined to apply to this obligation; and second, that all charges be "spread" that may be "spread" in the manner, if any, provided by applicable law.

    This Note will be interpreted, construed, applied, and enforced according to and governed by the laws of the State of Florida, without regard to any choice of law principle requiring the application of the law of another jurisdiction and regardless of where executed or delivered, where payable or paid, where any cause of action accrues in connection with this obligation, where any action or other proceeding involving this Note is instituted or pending, or whether the laws of the State of Florida otherwise would apply the laws of another jurisdiction. The provisions of this Note bind, and are for the benefit of, the respective heirs, personal representatives, successors, and assigns of Payee and Maker, jointly and severally.

    If this Note is signed by more than one party, then all obligations herein contained are the joint and several obligations of each signer hereof.

    Upon the occurrence of an Event of Default the holder of this Note shall have the unconditional right, without demand, notice, or other action, to declare the entire unpaid principal balance of this Note, together with all interest accrued thereon and all other charges and sums due thereunder, at once due and payable, and to foreclose any lien or security interest securing the payment hereof, either under any power of sale contained in such instrument, by court proceedings, or by any other remedy provided by law, or to pursue any other remedy provided in this Note, any of the Security Instruments, or by applicable law.

    Notwithstanding any provision contained in this Note to the contrary, except as otherwise hereinafter provided with respect to the Recourse Obligations (as hereinafter defined), the holder of this Note shall have no recourse to any property of Maker other than the Security in the event that Maker fails to pay all or any portion of the indebtedness evidenced by this Note or secured or imposed by any of the Security Instruments or fails to perform any of Maker's obligations under this Note or any of the Security Instruments (collectively, the "Indebtedness"). Maker (jointly and severally, if more than one) shall have full personal liability for, and shall defend, indemnify, and hold Payee and all subsequent holders of this Note harmless from, any and all losses, liabilities (including strict liability), damages, fines, penalties, injuries, expenses (including reasonable attorneys' fees and costs, whether incurred prior to or at trial or on appeal or in connection with any bankruptcy, creditors' rights, or other proceedings or collecting upon or enforcing any judgment), costs, and claims (together with interest thereon at the Default Rate until paid) of any and every kind whatsoever paid, incurred, or suffered by, or asserted against, Payee or any such subsequent holder, and caused by any of the following "Recourse Obligations":

         a. Waste to any of the Security (but excluding ordinary wear and tear, unless Maker falls to exercise ordinary care in maintaining the Security).

         b. Fraud or written material misrepresentation by Maker or any of its partners, or any affiliate, partner, officer, director, shareholder, agent, or employee of any of them.

         c. The failure to pay any tax, assessment, ground rent, or lienable imposition or charge (including any interest and penalties thereon) as required under any of the Security Instruments.

         d. The application of any or all tenant security deposits or prepaid rents or other charges (including any interest earned or due thereon) under the leases of any portion of the Security (collectively, the "Deposits") in a manner not specifically authorized by the Security Instruments, or the failure to remit the Deposits to the holder of this Note as required by the Security Instruments or by applicable law.

         e. The application in any manner not specifically authorized by this Note and the Security Instruments of any condemnation or insurance proceeds from or with respect to the Security collected by or on behalf of Maker, or the unavailability to the holder of this Note of condemnation proceeds because a lease of all or any portion of the Security grants a tenant the right (or the tenant otherwise is entitled) to receive a portion of the award for the estate taken (excluding moving expenses, business damages, and damages for the loss of the tenant's leasehold fixtures to the extent that the same are separately awarded to the tenant).

         f. The failure to pay to the holder of this Note all Net Revenues (as hereinafter defined) derived from the Security while there exists any uncured Event of Default arising from Maker's failure to pay any sum due under this Note or any of the Security Instruments (a "Monetary Default"). As utilized herein, the term "Gross Revenues" means all revenues, receipts, proceeds, and income derived from the Security from any source whatsoever and received by or for the account of Maker while an uncured Monetary Default exists, including, but not limited to, all rent and other charges from tenants or other occupants of the Security, revenue from the operation of the Maker's business or businesses upon the Security, insurance proceeds for loss of business revenue, receipts from a sale or refinancing of the Security, and any other revenues, receipts, or income derived from the operation of, or generated by, the Security, including, without limitation, casualty insurance and condemnation proceeds. As utilized herein, the term "Operating Expenses" means all reasonable and customary costs and expenses actually incurred by Maker in cash in the usual and ordinary course of operating, maintaining, and managing the Security while an uncured Monetary Default exists (but expressly excluding (i) capital expenditures and extraordinary repairs or expenses, (ii) depreciation and amortization,
    (iii) distributions and payments to Maker, any of Maker's partners, or any of their respective general or limited partners, shareholders, officers, directors, agents or employees, or any affiliate, subsidiary, or other entity that is controlled by any of them, other than management fees paid to any such person or entity not in excess of three percent (3.00%) of collected Gross Revenues, (iv) noncash expenditures, and (v) management fees in excess of four percent (4%) of Gross Revenues). As utilized herein, the term "Net Revenues" means Gross Revenues less Operating Expenses.

         g. The breach or untruth of any representation, warranty, covenant, or agreement in any way relating to any environmental matter in any of the Security Instruments or any other document executed in connection with the loan evidenced by this Note, including, without limitation, Article II, Paragraph 29, of the Mortgage, or the failure to perform under any related indemnification, including, without limitation, all obligations, covenants, agreements, representations, warranties, and indemnifications on the part of Maker arising under that certain "Environmental Indemnification Agreement" dated of even effective date herewith executed by Maker in favor of Payee (the "Environmental Agreement").

         h. The destruction or removal of any Tangible Property (as defined in the Security Agreement) from the Security in violation of Paragraph 3 of the Security Agreement.

         i. The termination, amendment, or entering into of any lease of all or any portion of the Security to the extent prohibited by any of the Security Instruments.

         j. The willful or grossly negligent violation of any law, ordinance, rule, regulation, or other legal requirement applicable to (i) Maker, (ii) all or any portion of the Security or its use, occupancy, operation, maintenance, improvement, or repair, (iii) this Note, any of the Security Instruments or any other document executed in connection therewith, or (iv) the loan evidenced by this Note.

         k. The breach of any of the provisions of the Mortgage or any of the other Security Instruments prohibiting transfer or further encumbrance of the Security, including, without limitation, those contained in Article III, Paragraph 4.h, of the Mortgage, Article IV, Paragraph 8, of the Mortgage, and Paragraph 2 of the Security Agreement. Maker expressly agrees and acknowledges that, notwithstanding anything to the contrary contained in this Note, the Mortgage, or any of the other Security Instruments, in the event of a breach of any such provision of the Mortgage or any of the other Security Instruments Maker shall be fully and personally liable for all principal, interest, prepayment charges, liquidated damages for involuntary prepayment, and all other charges and sums due under this Note or any of the Security Instruments to the same extent as though this Note and the Security Instruments contained no limitation on recourse against or liability of Maker.


    Upon the occurrence of any Event of Default, the sole remedy of the holder of this Note for the recovery of the Indebtedness (other than the aforesaid Recourse Obligations) will be to realize upon the benefit of the Security provided by the Security Instruments and to pursue its remedies under the Environmental Agreement and that certain "Indemnification Agreement" of even effective date herewith (the "Carveout Indemnification") made by John F. Malhame, Gabriel Hakim, Bradley E. McNutt, Garden Square Associates, L.P., a Delaware limited partnership, doing business in Florida as

Garden Square Associates of Delaware, Ltd., GSG Partners III, L.P., a Delaware limited partnership, doing business in Florida as GSG Partners III, Ltd., and BMC Garden Square Investment, Inc., a Florida corporation (collectively, the "Carveout Indemnitors"), in favor of Payee. Upon the occurrence of any such Event of Default, except with respect to the Recourse Obligations and the Environmental Agreement, and the Carveout Indemnification, neither Maker nor any of the Carveout Indemnitors, or any of their respective assets other than the Security, will be liable for the Indebtedness. Notwithstanding the foregoing, no covenant or agreement contained in this Note or any of the Security Instruments will constitute a release or impairment of any or all of the Indebtedness, except to the extent expressly provided herein, or of the benefit of the Security provided by the Security Instruments, or preclude the holder of this Note from exercising any right, privilege, or remedy provided by, or otherwise available with respect to, this Note, any of the Security Instruments, the Environmental Agreement, or the Carveout Indemnification, including without limitation, institution of appropriate proceedings to realize upon the Security provided by the Security Instruments. The Recourse Obligations shall be the personal obligations of the Maker and Carveout Indemnitors, jointly and severally, and the holder of this Note may pursue the Maker and/or any one or more of the Carveout Indemnitors, or any combination of them, for personal liability on the Recourse Obligations, and may obtain a deficiency judgment for the Recourse Obligations in connection with any action to foreclose the Mortgage and/or any or all of the other Security Instruments.

    Maker agrees that a separate action or actions may be brought and prosecuted against Maker with respect to the Recourse Obligations whether or not an action is brought to foreclose or otherwise enforce any of the Security Instruments. The enforcement of Maker's obligations with respect to the Recourse Obligations shall not be deemed to constitute an action for recovery of any portion of the Indebtedness other than the Recourse Obligations nor for the recovery of a deficiency judgment against Maker following foreclosure of the Security Instruments. Maker's obligations with respect to the Recourse Obligations shall survive (i) the repayment of this Note, (ii) any assumption of the Indebtedness by a successor to Maker, whether or not the assumption was approved or disapproved by the holder of this Note and whether or not Maker was otherwise released from liability under this Note and the Security Instruments (it is expressly understood and agreed, however, that Miami Gardens Associates shall have no liability for any omissions, events, and/or obligations that are conclusively determined to have arisen, occurred, or accrued solely and in their entirety after the time of any conveyance of the Security that is consented to in writing by the holder of this Note in accordance with the provisions of
Article IV, Paragraph 8, of the Mortgage and that were not caused, in whole or in part, directly or indirectly, by any act or omission of Miami Gardens Associates, or any of its partners, affiliates, agents or employees), (iii) the conveyance of title to the Security to the holder of this Note or any of its successors or assigns, (iv) the foreclosure of the Security Instruments and the vesting of title to the Security in the purchaser at the foreclosure sale, (v) the sale or conveyance of all or any portion of the Security by Maker, and (vi) the release of any portion of the Security from the lien and security interest created by any of the Security Instruments.

    IN WITNESS WHEREOF, Maker has executed and delivered this Note effective as of the date first stated above.

SIGNATURES WITNESSED BY:          MIAMI GARDENS ASSOCIATES, a New Jersey
                                  general partnership

                                  By:  GARDEN SQUARE ASSOCIATES, L.P., a
                                       Delaware limited partnership, doing
                                       business in Florida as Garden Square
                                       Associates of Delaware, Ltd., as general
                                       partner of Miami Gardens Associates

                                       By:  ENGLEWOOD GARDENS, INC., a Florida
                                            corporation, sole  general partner
/s/ A.F. Buzzetti
-----------------------------
Witness                                     By:  /s/ John F. Malhame
                                                 ---------------------
A.F. Buzzetti                                    John F. Malhame, President
-----------------------------
Printed Name of Witness
                                                   (CORPORATE SEAL)
/s/ Marie Cicirello
-----------------------------
Witness

Marie Cicirello
-----------------------------
Printed Name of Witness
As to Englewood Gardens, Inc.
                                  By:  GSG PARTNERS III, L.P., a Delaware
                                       limited partnership, doing business in
                                       Florida as GSC Partners III, Ltd., as
                                       general partner of Miami Garden
                                       Associates

                                       By:  GSG INVESTORS III, INC., a Delaware
                                            corporation, sole general partner


----------------------------
Witness
                                            By:  /s/ George Hakim
----------------------------                     ------------------------
Printed Name of Witness                          George Hakim, President

                                                 (CORPORATE SEAL)
----------------------------
Witness

----------------------------
Printed Name of Witness
As to GSG Investors III, Inc.
                                       By:  BMC GARDEN SQUARE INVESTMENT,
                                            INC., a Florida corporation, as
                                            general partner of Miami Garden
                                            Associates

---------------------------                 By:  /s/ Bradley E. McNutt
Witness                                          ------------------------
                                                 Bradley E. McNutt, President
---------------------------
Printed Name of Witness

                                                 (CORPORATE SEAL)
---------------------------
Witness

---------------------------
Printed Name of Witness
As to BMC Garden Square Investment, Inc.              "Maker"

STATE OF NEW JERSEY     )
                        )
COUNTY OF BERGEN        )



    THE FOREGOING INSTRUMENT was acknowledged before me this 12th day of December, 1995, by JOHN F. MALHAME, as President of Englewood Gardens, Inc., a Florida corporation, which is the sole General Partner of Garden Square Associates, L.P., a Delaware limited partnership, doing business in Florida as Garden Square Associates of Delaware, Ltd., which is acting in its capacity as a General Partner of Miami Gardens Associates, a New Jersey general partnership, on behalf of the corporation, limited partnership, and the general partnership. He is either personally known to me or has produced ___________________________ as identification.



                                  /s/ Laurel Merse
                                  ------------------------------------------
                                  Notary Public, State of __________________
                                  Name Printed:_____________________________
                                  Commission No.:___________________________
(Affix Seal)                      My Commission Expires:____________________

                                                    LAUREL MERSE
                                            NOTARY PUBLIC OF NEW JERSEY
                                       My Commission Expires Feb. 17, 1998

STATE OF NEW JERSEY     )
                        )
COUNTY OF BERGEN        )



    THE FOREGOING INSTRUMENT was acknowledged before me this 18th day of December, 1995, by GEORGE HAKIM, as President of GSG Investors III, Inc., a Delaware corporation, which is the sole General Partner of GSG Partners III, L.P., a Delaware limited partnership, doing business in Florida as GSG Partners III, Ltd., which is acting in its capacity as a General Partner of Miami Gardens Associates, a New Jersey general partnership, on behalf of said corporation, limited partnership and general partnership. He is either personally known to me or has produced __________________________________________as identification.





                                  /s/ Laurel Merse
                                  ------------------------------------------
                                  Notary Public, State of __________________
                                  Name Printed:_____________________________
                                  Commission No.:___________________________
(Affix Seal)                      My Commission Expires:____________________

                                                    LAUREL MERSE
                                            NOTARY PUBLIC OF NEW JERSEY
                                       My Commission Expires Feb. 17, 1998

STATE OF FLORIDA     )
                     )
COUNTY OF PALM BEACH )

      THE FOREGOING INSTRUMENT was acknowledged before me this _19th_ day of December, 1995, by BRADLEY E. MCNUTT, as President of BMC Garden Square Investment, Inc., a Florida corporation, which is acting in its capacity as a General Partner of Miami Gardens Associates, a New Jersey general partnership, on behalf of said corporation and general partnership. He is either PERSONALLY KNOWN TO ME or has produced _________________________ as identification.


   [SEAL]            /s/Sherrel A. Garrett
                     ---------------------------------------
                     Notary Public, State of Florida
(Affix Seal)                                 ---------------
                     Name Printed:   Sherrel A. Garrett
                                     ------------------------
                     Commission No.:
                                     ------------------------
                     My Commission Exires:
                                            ------------------------



FLORIDA DOCUMENTARY STAMPS IN THE AMOUNT OF $23,800.00 ARE AFFIXED TO THE MORTGAGE OF EVEN EFFECTIVE DATE HEREWITH MADE BY MAKER IN FAVOR OF PAYEE AND CANCELLED.